Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717


                      FIRST TRUST EXCHANGE-TRADED FUND VI

                     FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
          DATED JANUARY 30, 2015, AS SUPPLEMENTED ON FEBRUARY 10, 2015


                             DATED OCTOBER 13, 2015


      1. Notwithstanding anything to the contrary in the prospectus for the Fund, the third sentence of the third paragraph of the section entitled "Principal Investment Strategies" in the prospectus is replaced in its entirety with the following:

            The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements.



      2. Notwithstanding anything to the contrary in the prospectus for the Fund, numeral four of the fifth paragraph of the section entitled "Principal Investment Strategies" in the prospectus is replaced in its entirety with the following:

            4. The Index Provider then uses its proprietary relative strength methodology to select the five top-ranking First Trust ETFs that satisfy trading volume and liquidity requirements for inclusion in the Index.



  PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE